UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
______________________

Date of Report (Date of earliest event reported): June 4, 2026

OrthoPediatrics Corp.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-38242	26-1761833
(Commission File Number)	(I.R.S. Employer Identification Number)

2850 Frontier Drive Warsaw, Indiana	46582
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (574) 268-6379

Not Applicable
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00025 par value per share	KIDS	Nasdaq Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 4, 2026, OrthoPediatrics Corp. (the "Company") held its 2026 Annual Meeting of Stockholders and the Company's stockholders voted on the following matters:

Election of Directors

The nominees below were elected to serve as directors for a term that will last until the Company’s 2029 Annual Meeting of Stockholders or until his or her successor is duly elected and qualified.  The number of votes cast for and withheld from each nominee and the number of broker non-votes with respect to each nominee were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
George S. M. Dyer	10,843,747	8,009,267	1,827,535
Kelly Fischer	18,535,024	317,990	1,827,535
David R. Pelizzon	18,056,773	796,241	1,827,535
Harald Ruf	18,077,260	775,754	1,827,535

Approval, on an advisory basis, of the compensation of the Company's named executive officers

The Company's stockholders approved the compensation of the Company's named executive officers by voting as follows:

For	Against	Abstain	Broker Non-Votes
15,953,457	2,859,793	39,764	1,827,535

Approval, of an amendment to the 2024 Incentive Award Plan ("Plan") to increase the number of shares authorized under the Plan by 2,050,000 shares, which would increase the total number of shares to 3,679,000

The Company's stockholders approved the amendment to the 2024 Incentive Award Plan by voting as follows:

For	Against	Abstain	Broker Non-Votes
18,545,409	272,115	35,490	1,827,535

Approval, on an advisory basis, of the appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for our Fiscal Year Ending December 31, 2026

The Company’s stockholders approved the appointment by the Audit Committee of the Company’s Board of Directors of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026 by voting as follows:

For	Against	Abstain
20,479,183	154,131	47,235

* * * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OrthoPediatrics Corp.

Date: June 4, 2026	By:	/s/ Daniel J. Gerritzen
Daniel J. Gerritzen, General Counsel and Secretary